EXHIBIT 10(p)

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”) is made as of the 25th day of May, 2010, by and between  Power Sports Factory (the “Pledgor”), Juggernaut Financial Group, LLC, a Florida limited liability company (“Pledgee”) and Power Sports Factory, Inc., a Minnesota corporation (the “Company”).

RECITALS:

Pledgor owns shares of the Stock (the “Pledged Stock”) of the Company (OTCBB: Power Sports Factory, Inc.);

Pursuant to that certain Promissory Note (as same may be amended, restated, replaced, supplemented, consolidated or otherwise modified, the “Note”), dated as of the date hereof, executed by the Company in favor of the Pledgee, the Pledgee has agreed to make a loan to the Company in the principal amount of $100,000 (the “Loan”).

To induce the Pledgee to make the Loan to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a first priority security interest in the Collateral, as defined below, as security for the Obligations due under the Note.

The Pledgor expects to derive benefits from the extension of credit accommodations to the Company and finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Pledgee.

In consideration of the premises and to induce the Pledgee to loan money to the Company and accept the Promissory Note, the Pledgor hereby agrees with the Pledgee as follows:

AGREEMENT:

1. Defined Terms.  Unless otherwise defined herein, terms which are defined in the Note and the Security Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

“Additional Collateral” is defined as additional Company Stock that is or will be pledged as additional collateral to secure Pledgor’s performance of obligations hereunder. “Code” means the Uniform Commercial Code from time to time in effect in the State of Florida.

“Pledged Stock” means any and all shares, interests, participations, or other equivalents (however designated) of the Company’s capital stock owned by Pledgor and any and all warrants or options to purchase any of the foregoing, whether now owned or hereafter acquired by Pledgor, which are pledged as security hereunder to Pledgee.  Pledgor initially will pledge 12,500,000 shares of Company’s capital stock.

“Pricing Date” means a date under this Agreement pursuant to which the Share Price of the Stock is to be determined from time to time to insure that Pledgee is holding adequate collateral for the Note.

“Proceeds” means all “proceeds” as such term is defined in Section 679.3151 of the Uniform Commercial Code in effect in the State of Florida on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

“Security Entitlement” has the meaning prescribed under the Code.

“Share Price” is the market price of a single share of the Company’s stock as of the Pricing Date determined by taking an average of the closing Bid prices for the Stock for the five (5) trading days immediately preceding the Pricing Date as reported on the OTC Bulletin Board, the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Nasdaq Select Market (or any replacement Nasdaq market), as the case may be.

“Stock” is the common stock of the Company, par value $.001 per share.

2. Pledge.  As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Pledgee and grants to the Pledgee a security interest (the “Security Interest”) in the following, including any Securities Account, as defined by the Code, containing a Securities Entitlement with respect to the following (the “Collateral”):

(a)  the Pledged Stock and the certificates representing the Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
(b)  all additional shares of Stock of the Company of the Pledged Stock from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and all Additional Collateral, as defined herein; and
(c)  all Proceeds of any and all of the foregoing (including Proceeds that constitute property of types described above).

All certificates and instruments representing or evidencing the Pledged Stock shall be delivered to the Pledgee contemporaneously with the execution of this Agreement.  All certificates and instruments representing or evidencing the Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Pledgee promptly upon the Pledgor’s receipt thereof.  All such certificates and instruments shall be held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee together with a legal opinion, in a form suitable to the Pledgee, from the Company’s legal counsel, instructing the Company’s transfer agent to remove any restrictive legends or stop transfer instructions affecting the Pledged Stock so that such Pledged Stock shall be permitted to be sold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). With respect to all Pledged Stock consisting of uncertificated securities, book-entry securities or securities entitlements, the Pledgor shall execute and deliver, and cause any necessary issuers or securities intermediaries to execute and deliver, control agreements in form and substance satisfactory to the Pledgee covering such Pledged Stock.  If the Collateral is in the possession of a bailee, the Pledgor will join with the Pledgee in notifying the bailee of the interest of the Pledgee and in obtaining from the bailee an acknowledgment that it hold the Collateral for the benefit of the Pledgee.

3. Covenants.  The Pledgor covenants and agrees with the Pledgee that, from and after the date hereof until the Note is paid in full:

(a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive, or shall receive, any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly endorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations.  Any sums paid upon, or in respect of, the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Pledgee to be held by it hereunder as additional collateral security for the Obligations.  In case any distribution of capital shall be made on, or in respect of, the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Pledgee, hold such money or property in trust for the Pledgee, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Pledgee, the Pledgor will not (i) vote to enable, or take any other action favoring, the Company to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Company, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein.  The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

(c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner satisfactory to the Pledgee, to be held as Collateral pursuant to this Agreement.

(d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

4. Representations and Warranties. The Pledgor hereby represents and warrants to the Pledgee that to the best of Pledgor’s knowledge, all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

(a) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens; and

(b) the Pledgor has not previously pledged or granted a security interest to any person or entity in any of the Pledged Stock and no financing statements are on file in any public office, and

(c) there are no restrictions upon the transfer of any of the Collateral; and

(d) the Pledgor has full power and authority to execute this Agreement, to perform the Pledgor’s obligations hereunder and to subject the Collateral to the Security Interest created hereby; and

(e) the Pledged Stock has been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable.  The certificates representing the Pledged Stock are not subject to any offset or similar right or claim of the issuers thereof; and

(f) the Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act including the relevant Securities and Exchange Commission (the “SEC”) interpretations and affirms that the pledge of the Pledged Stock by the Pledgor pursuant to this Agreement will constitute a bona-fide pledge of such Stock for purposes of such Rule; and

(g) that this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms; and

(h) that the Company either (i) is not, and has never been, an issuer described in Rule 144(i)(1)(i) of the Securities Act; or (ii) was an issuer described in Rule 144(i)(1)(i) of the Securities Act but (A) has ceased to be such an issuer; (B) has filed all reports and documents required pursuant to Sections 13 or 15 of the Securities Exchange Act of 1934, as amended, during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials); and (C) at least one year has elapsed since the Company has filed "Form 10 Information" (as defined in Rule 144(i)(3) of the Securities Act) with the SEC reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1)(i) of the Securities Act.

5. Term.  Pledgee agrees to hold the Stock as security for the payment of the Note, and Pledgee shall not at any time dispose of the Stock or encumber the same, except as otherwise provided herein.

6. Distributions.  As long as Pledgor is not in default under this Agreement, or  the Company is not in default under the Note, the Security Agreement, or any other Loan Document, Pledgor shall be entitled to any and all distributions, whether cash, stock or in kind, paid by the Company with respect to the Pledged Stock except that any certificate representing Stock dividends or Stock issued in connection with a corporate restructuring by the Company shall be delivered to Pledgee and shall be held pursuant to the terms and conditions of this Agreement.  Upon the occurrence of a Default pursuant to this Agreement, the Note, the Security Agreement or any other Loan Document, Pledgee shall be entitled to any and all distributions to be made with respect to the Pledged Stock until the Obligations under the Note are fully satisfied.

7. Voting Rights.  While Pledgee holds the Pledged Stock as security hereunder, Pledgor shall have the right to vote the same at all meetings of the shareholders of the Company.

8. Satisfaction of Obligations.  Upon repayment of the Obligations under the Note and all other charges due thereon, Pledgee shall redeliver to Pledgor the certificates for the Pledged Stock.

9. Share Price Security.  During the term of this Agreement, if the Share Price of the Stock closes at $.009 on any trading day, Pledgor shall be required immediately to pledge and deliver 20,000,000 shares as Additional Collateral to Pledgee within business days of the date of such notice. If the Share Price of the Stock closes at $.007 on any trading day, Pledgor shall be required immediately to pledge and deliver an additional 10,000,000 shares, for a total of 30,000,000 additional shares, as Additional Collateral to Pledgee within business days of the date of such notice.  Pledgor and Pledgee agree PSF needs to increase their authorized shares to meet additional collateral requirements and will work together to facilitate this over the next days.

Default.  The Pledgor shall be in default under this Agreement if any of the following occurs: (a) any breach by Pledgor or the Company of any representation or warranty made in this Agreement or the performance of any of the terms, conditions or covenants of this Agreement; or (b) a Default by the Company in any payment due pursuant to the Note; or (c) if the Pledgor fails to issue Additional Collateral pursuant to Section 9; or (d) if at any time the Share Price of the Pledged Stock falls below Six-Tenths of One Cent ($0.006); or (e) the occurrence of any Event of Default listed in the Note and the Security Agreement (each of the above an “Event of Default” and collectively “Events of Default”). A default under this Agreement shall be and constitute a default under the terms and conditions of all promissory notes then existing and executed by the Pledgor in favor of the Pledgee and shall also be and constitute a default under all promissory notes and other agreements then existing and which evidence in any way any liability to the Pledgee or any of its affiliates including, but not limited to, this Agreement, the Security Agreement, the Note and any other Loan Documents or agreements between the Pledgor and the Pledgee.

11. Remedies.  If an Event of Default shall occur, the Pledgee may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a Pledgee under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral and Additional Collateral or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgee shall apply any Proceeds from time to time held by it and the proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys’ fees and disbursements of counsel to the Pledgee, to the payment in whole or in part of the Obligations, in such order as the Pledgee may elect, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 679.615 of the Code, need the Pledgee account for the surplus, if any, to the Pledgor.

The Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Pledgee to collect such deficiency, and this Agreement shall at all times be considered a pledge made with full recourse against the Pledgor.

Upon the occurrence and during the continuance of any Event of Default, the Secured Obligations shall, at the option of Pledgee, become immediately due and payable, and Pledgee shall have all the rights and remedies provided in the Uniform Commercial Code of Florida at the date of this Agreement and, in this connection, the Pledgee may, upon ten (10) days' notice to the Pledgor sent to the persons identified in and in the same manner as provided in the Note, without liability for any diminution in value or price which may have occurred, sell all or any part of the Collateral in such manner and for such price as Pledgee may determine. Pledgee shall receive the proceeds of any such sale or sales, and, after deducting therefrom any and all reasonable costs and expenses incurred in connection with the sale thereof, apply the net proceeds toward the payment of the Obligations secured hereunder, including interest, reasonable attorneys' fees, and all other reasonable costs and expenses incurred by Pledgee hereunder and under any other agreement between Pledgor and Pledgee. If such proceeds be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and paid over to Pledgor, provided Pledgor be not then indebted to Pledgee otherwise under this Agreement or any other Agreement or for any cause whatsoever.

12. Rights of the Pledgee.

(a) In addition to any other remedy provided in this Agreement, if an Event of Default under the Note, this Agreement, the Security Agreement or any other Loan Document shall occur: (i) the Pledgee shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Pledgee may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Pledgee or its nominee and the Pledgee or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefore, guarantee therefore or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof other than are required by applicable law.

(c) To the extent permitted by applicable law, Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest, or notices of dishonor in connection with the Obligations.

(d) If, with the consent of Pledgee, Pledgor shall substitute or exchange other securities in place of those herein mentioned, all of the rights and privileges of Pledgee and all of the obligations of Pledgor with respect to the securities originally pledged or held as Collateral hereunder shall be forthwith applicable to such substituted or exchanged securities.

(e) In the event that, during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights, or options shall be immediately assigned, if necessary, by Pledgor to Pledgee. If any such warrants, rights, or options are exercised by Pledgor, all new securities so acquired by Pledgor shall be immediately assigned to Pledgee, shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

(f) In the event that, during the term of this Agreement, any share, dividend, reclassification, readjustment or other change is declared or made in the capital structure of Company, all new, substituted and additional shares, or other securities, issued by reason of any such change shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

It shall not be necessary for Pledgee to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of Pledgor, and any obligations made or created in reliance on the professed exercise of such powers shall be secured hereunder.

13. Pledgor Authorization.  Pledgor authorizes Pledgee, without notice or demand, and without affecting the liability of Pledgor hereunder, from time to time to:

(a) hold security in addition to and other than the Collateral for the payment of the Obligations or any part thereof, and exchange, enforce, waive and release any Collateral or any part thereof, or any other such security, or part thereof;

(b) release any of the endorsers or guarantors of the Obligations secured hereunder or any part thereof, or any other person whomsoever liable for or on account of such Obligations;

(c) on the transfer of all or any part of the Obligations secured hereunder, Pledgee may assign all or any part of Pledgee's security interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to the Collateral so transferred, provided that in no event shall Pledgee be liable for any act or omission or negligent act or negligent omission with respect to the Collateral, other than acts or omissions constituting gross negligence, willful misconduct or tortuous breach of contract. The transferee of the Collateral shall be vested with the rights, powers and remedies of Pledgee hereunder, and with respect to any Collateral not so transferred, Pledgee shall retain all rights, powers and remedies hereby given;

(d) Pledgor hereby waives any right to require Pledgee to proceed against Pledgor, Company or any other person whomsoever, to proceed against or exhaust any collateral or any other security held by Pledgee, or to pursue any other remedy available to Pledgee. Pledgor further waives any defense arising by reason of any liability or other defense of Pledgor or of any other person. Pledgor shall have no right to require Pledgee to marshal collateral; and

(e) Pledgee shall have the right to remove any restrictive legends as soon as such removal is permissible under Rule 144 of the Securities Act.

14. Stock Power.  In furtherance of Pledgee's security interest in the Collateral, Pledgor has delivered to Pledgee the Pledged Stock, together with all stock powers executed by Pledgor, to hold as collateral security pursuant to the terms of this Agreement.

15. Attorney in Fact.  With respect to the Collateral, Pledgor hereby irrevocably appoints Pledgee its attorney-in-fact, to arrange for the transfer of the Collateral to the name of Pledgee subsequent to the occurrence and during the continuance of any Event of Default (as hereinafter defined) hereunder. Pledgee, however, shall be under no obligation to do so.  Such appointment shall be deemed to have been coupled with an interest.

16. Private Sales.  The Pledgor recognizes that, in the absence of registration under the Securities Act and applicable state securities laws, the Pledgee may be unable to effect a public sale of any or all of the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so. The Pledgor agrees that the Pledgee shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Pledgee reasonably believes is commercially reasonable (within the meaning of Section 679-627 of the Uniform Commercial Code). The Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser.

Any sale hereunder may be conducted by an officer or agent of Pledgee. The proceeds of such sale and all sums received or collected by Pledgee from or on account of the shares so sold, shall be applied by Pledgee first to the payment of expenses, including attorneys' fees, incurred or paid by Pledgee in connection with the sale or transfer of said shares, and second to the payment of the Obligations under the Note.

Pledgor hereby agrees that any disposition of the Pledged Stock by way of a private placement or other method which in the opinion of Pledgee is required or advisable under federal and state securities laws is commercially reasonable. At any bona fide sale which qualifies as a public sale under the Florida Commercial Code, Pledgee may (if Pledgee is the highest bidder) purchase all or any part of the Stock at such price as Pledgee deems proper.

17. Limitation on Duties Regarding Collateral. The Pledgee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 679-2071 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral under the request of the Pledgor or otherwise

18. Powers Coupled with an Interest.  All authorizations and agencies herein contained with respect to the Collateral are irrevocable and constitute powers coupled with an interest in the Event of Default.

19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Paragraph Headings.  The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

21. Waivers and Amendments; Successors and Assigns; Governing Law.  None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee, provided that any provision of this Agreement may be waived by the Pledgee in a letter or agreement executed by the Pledgee or by telex or facsimile transmission from the Pledgee.  This Agreement shall be binding upon the Pledgor and its rights and duties hereunder may not be assigned or delegated.  This Agreement shall inure to the benefit of the Pledgee and its respective successors and assigns subject to the limitations set forth in the Promissory Note of even date.  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida.

22. Notices.  All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder shall be in writing (which may include telegraphic or telecopied communication) and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or telegraphed or telecopied by facsimile transmission to the applicable party at its address or telecopier number indicated below,

If to the Pledgee:
Juggernaut Financial Group, LLC 37 North Orange Avenue, Suite 500 Orlando, FL 32801 Attention: Gabriel Klein Fax: (407) 926-6607

If to the Pledgor:
Power Sports Factory, Inc. 300 Walnut Street Philadelphia, PA 19106 Attention: Shawn Landgraf,CEO Fax: (267) 546-9074

or, as to each party, at such other address or telecopier number as shall be designated by such party in a written notice to the other party delivered as aforesaid.  All such notices, requests, demands and other communications shall be deemed given (a) when personally delivered, (b) three (3) Business Days after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (c) one (1) Business Day after being delivered to the telegraph company or overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the sender, or (d) when sent by facsimile transmission to a telecopier number designated by such addressee.

23. Irrevocable Authorization and Instruction to Issuer.  The Pledgor hereby authorizes and instructs the Company to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) such instructions are otherwise made in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected in so complying.

24. Authority of Pledgee.  The Pledgee shall be conclusively presumed to be acting as agent for the Pledgee with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

25. Binding Effect.  This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

26. Survival.  Except as provided herein, the terms, conditions, obligations and covenants contained in this Agreement shall survive its execution by the parties hereto and the consummation of the transactions contemplated herein.

27. Company Acknowledgment, Representation and Agreement.  The Company acknowledges that the terms of this Agreement and the pledge of the Pledged Stock created thereby. The Company represents and warrants to the Pledgee that the shares of Pledged Stock are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Pledged Stock by the Pledgor during the term of this Agreement. The Company shall cause its counsel to issue a legal opinion, in a form suitable to the Pledgee, to the Company’s transfer agent instructing the transfer agent to remove all restrictive legends and applicable stop transfer instructions, and the Company shall deliver such executed and undated legal opinion to the Pledgee simultaneously with the execution of this Agreement and the making of the Loan, and the Pledgee shall be entitled and authorized to date such opinion in the event it elects to transfer any of the Pledged Stock in accordance with Rule 144 of the Securities Act.  The Company further covenants to provide any such future legal opinions, in a form suitable to the Pledgee,  if requested by the Pledgee to effect the removal of any legend or stop transfer instruction with respect to the sale of any of the Pledged Stock.

28. Further Assurances.  The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

29. Consent to Jurisdiction.  Each party hereby irrevocably consents to the personal jurisdiction of all courts (state and/or federal) located or sitting in Orange County, Florida, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Note and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations.  Each party hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Pledgee in connection with this Agreement, the Note, or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, by registered or certified mail, return receipt requested, in the manner specified in this Agreement.  Nothing in this Section 29 shall affect the right of the Pledgee to serve legal process in any other manner permitted by applicable law or affect the right of the Pledgee to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions

30. Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

31. Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but together shall constitute the same instrument; and signatures delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, shall be given the same legal force and effect as original signatures.

32. Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

33. Integration.  This Agreement and the other agreements, instruments and documents referred to herein, including the Loan Documents, represent the agreement of the Pledgor and the Pledgee with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Pledgee relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other agreements, instruments and documents referred to herein.

34. Waivers and Amendments; Remedies.  This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Pledgee.  A waiver so signed shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Pledgee.  All rights and remedies of the Pledgee shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Pledgee’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

Power Sports Factory, Inc., a Minnesota corporation

By:
Shawn Landgraf, CEO

PLEDGEE:

JUGGERNAUT FINANCIAL GROUP, LLC, a Florida limited liability company

By:
Gabriel Klein, Managing Partner

COMPANY:

Power Sports Factory, Inc., a Minnesota corporation

By:
Shawn Landgraf, CEO